Supplement Dated November 12, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

In the section, “Management of the Trust,” under “Management Fee,” please delete endnote 21 to the Management Fee table in the entirety and replace with the following:

[21]	As of November 10, 2026, JNAM will voluntarily waive .045% of management fees on the Fund’s assets up to $500 million and .050% on assets over $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

This Supplement is dated November 12, 2026.